UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 28, 2017

BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 694-8822
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On April 28, 2017, Bank of Hawaii Corporation (the “Company”) held its annual shareholders meeting.  At the meeting, the following matters were submitted to a vote of the shareholders:

1.             Election of Directors:

Nominee	Votes Cast For	Votes Against	Abstentions	Non-Votes
S. Haunani Apoliona	31,522,909	287,209	107,024	6,370,264
Mary G. F. Bitterman	31,227,321	589,688	100,133	6,370,264
Mark A. Burak	31,624,792	148,948	143,402	6,370,264
Michael J. Chun	31,582,235	239,567	95,340	6,370,264
Clinton R. Churchill	31,549,265	244,056	123,821	6,370,264
Peter S. Ho	31,199,441	643,510	74,191	6,370,264
Robert Huret	31,552,794	222,863	141,485	6,370,264
Kent T. Lucien	31,248,465	557,034	111,643	6,370,264
Alicia E. Moy	31,404,765	373,194	139,183	6,370,264
Victor K. Nichols	31,616,913	156,380	143,849	6,370,264
Barbara J. Tanabe	31,316,805	483,989	116,348	6,370,264
Raymond P. Vara, Jr.	31,306,360	432,677	178,105	6,370,264
Robert W. Wo	31,330,303	479,703	107,136	6,370,264

2.             Advisory vote on the Company’s executive compensation:

Votes Cast For	Votes Against	Abstentions	Non-Votes
30,738,640	964,483	214,019	6,370,264

3.             Advisory vote on the frequency of future advisory votes on the Company’s executive compensation: *

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Non-Votes	Uncast Votes
25,532,387	288,131	5,932,778	163,792	6,370,264	54
* Uncast votes include votes where the proxy form was illegible with respect to the specific proposal.

4.             Approval of an amendment to the Bank of Hawaii Corporation 2014 Plan to increase available shares:

Votes Cast For	Votes Against	Abstentions	Non-Votes
30,017,912	1,677,632	221,598	6,370,264

5.             Ratification of the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes Cast For	Votes Against	Abstentions	Non-Votes
37,844,716	293,498	149,192	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017	Bank of Hawaii Corporation

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary